SHARE CAPITAL	12 Months Ended
Dec. 31, 2018
Share Capital, Reserves And Other Equity Interest [Abstract]
SHARE CAPITAL
SHARE CAPITAL
The Company is authorized to issue an unlimited number of common shares, first preference shares issuable in series and second preference shares issuable in series.

	Years ended December 31,
Number of common shares (in millions)	2018	2017
Outstanding, beginning of the year	465.9	453.8
Equity issuance	—	7.9
Issuance of flow-through common shares	—	3.4
Issuance of shares for share-based compensation	0.9	0.8
Outstanding, end of the year	466.8	465.9

Flow-through common shares
There was no issuance of flow-through common shares in 2018. In March 2017, the Company issued 3.4 million flow-through common shares at C$5.91 per share for net proceeds of $15.1 million (C$20.0 million), which included a $1.7 million premium reported as a deferred gain on the balance sheet to be recognized in earnings as eligible expenditures are made. A total of $13.4 million was recognized in equity based on the quoted price of the shares on the date of the issue less issuance costs. The flow-through common shares were issued to fund prescribed development expenditures on the Westwood mine. Flow-through common shares require the Company to incur an amount equivalent to the proceeds of the issue on prescribed expenditures in accordance with the applicable tax legislation. As at December 31, 2018 and 2017, there was no remaining unspent amount.
As the premiums related to the March 2017 issuance of flow-through common shares were fully amortized in 2017, $nil was recognized as amortization of the premiums related to the issuances of flow-through common shares for the year ended December 31, 2018 (December 31, 2017 - $3.6 million) (note 32).
Contingently issuable shares
On December 12, 2016, the Company finalized the agreement with the Government of Suriname to acquire the rights to the Saramacca property. Under the terms of the agreement, the rights to the Saramacca property were transferred to Rosebel in exchange for an initial cash payment of $10.0 million which was accounted for as an Exploration and evaluation asset. The purchase consideration also included 3.125 million contingently issuable IAMGOLD common shares to be delivered in three approximately equal tranches in 12 month intervals, from the date the rights to the Saramacca property were transferred to Rosebel. In addition, the agreement provides for a potential upward adjustment to the purchase price based on the contained gold ounces identified at the Saramacca property in indicated and measured resource categories, within a certain Whittle shell, over the first 24 months, to a maximum of $10.0 million. Under the terms of the agreement, the Company can at any time during the course of the agreement provide 60 days' notice to the Government of Suriname and terminate the agreement. In such an event, any contingently issuable IAMGOLD common shares not already issued will no longer be required to be delivered to the Government of Suriname.
On November 27, 2017, the Company issued the first tranche of the 3.125 million contingently issuable IAMGOLD common shares to the Government of Suriname and retained the right to explore the Saramacca property. This equity issuance of 1.042 million IAMGOLD common shares was accounted for as an Exploration and evaluation asset of $5.9 million in the year ended December 31, 2017, based on the fair value of the IAMGOLD common shares on the date of the issuance.
On November 29, 2018, the Company amended the agreement with the Government of Suriname such that the parties may substitute the issuance of the second tranche of shares with a cash payment. On December 11, 2018, a cash payment equivalent to the second tranche of 1.042 million IAMGOLD common shares was made to the Government of Suriname, at a price of $3.11 per share based on the volume weighted average price of the last 20 days, for a total payment of $3.2 million.